SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                -----------------

                          DWS LifeCompass Protect Fund

The following information replaces similar disclosure in the "Other Policies and Information and Secondary Risks -- Additional Information about the Financial Warranty" section of the prospectuses:

Warranty Provider. The Warranty Provider is Merrill Lynch Bank USA, an industrial bank licensed pursuant to the laws of the State of Utah with a principal place of business in Salt Lake City, Utah. As of June 6, 2008, the long-term unsecured debt obligations of the Warranty Provider had received a credit rating of "A1" from Moody's, "A+" from Fitch and "A+" from Standard & Poor's, each a nationally recognized statistical rating organization. Standard & Poor's current rating of "A+" is a downgrade from its initial rating of the Warranty Provider of "AA-" that Standard & Poor's issued in March 2008.

Under the Warranty Agreement, the fund will pay to the Warranty Provider a fee at an annual rate equal to 0.57% of the average daily net assets of the fund. In the event that the fund becomes completely and irreversibly invested in the Reserve Component, the fee payable to the Warranty Provider will be reduced to an annual rate of 0.30% of the fund's average daily net assets.

The Warranty Provider has not participated in the organization of the fund. The Warranty Provider makes no representation regarding the advisability of an investment in the fund. Additional information about the Warranty Provider can be found in the Statement of Additional Information.

The fund will provide you with a copy of the most recent financial reports of the Warranty Provider, free of charge, upon request. To receive a copy of these reports please contact the fund at the telephone number or write to the fund at the address shown on the outside back cover of this prospectus.




               Please Retain This Supplement for Future Reference



                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group
June 6, 2008
DLCPF-3601